UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 17, 2023

Date of Report (Date of earliest event reported)

FG GROUP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

5960 Fairview Road, Suite 275
Charlotte, North Carolina	28210
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value	FGH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

This Current Report on Form 8-K is filed by FG Group Holdings Inc., a Nevada corporation (“FGH”), to disclose certain information pursuant to Regulation FD (for “Fair Disclosure”), promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

By way of background, FGH has previously publicly announced its intention to pursue an initial public offering by its Strong Entertainment operating segment through the offering of securities of FGH’s subsidiary, Strong Global Entertainment, Inc., a company incorporated under the Business Corporations Act (British Columbia) (“SGE”). On April 7, 2022, SGE filed a registration statement on Form S-1 (together with amendments thereto, the “Registration Statement”) to register the issuance and sale by SGE of its common shares in an initial public offering (the “Offering”) pursuant to a firm-commitment underwriting. SGE has since filed amendments to the Registration Statement, most recently on January 17, 2023.

Because of the existing parent/subsidiary relationship between FGH and SGE, the Registration Statement, as amended, includes, as required by SEC rules, certain information about FGH, including compensation information for FGH’s named executive officers for the fiscal year ended December 31, 2022 pursuant to Item 402 of Regulation S-K. FGH is filing this Form 8-K to make such information available to FGH shareholders prior to the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “FGH 10-K”) on or before the due date of March 31, 2023.

Regulation FD prohibits companies from selectively disclosing material nonpublic information to analysts, institutional investors, and others without concurrently making widespread public disclosure. Under Regulation FD, whenever a public company, or any person acting on its behalf, discloses material nonpublic information to certain enumerated persons, the company must disclose that information to the public. Accordingly, because the information relating to FGH that will be included in the Registration Statement has not been publicly disclosed by FGH in its public filings as of the date of this Current Report, FGH is furnishing the excerpts from the SGE Registration Statement included in Exhibit 99.1 to comply with the disclosure requirements of Regulation FD. SGE is referred to in Exhibit 99.1 as “we,” “us,” “our,” or the “Company.” FGH is referred to in Exhibit 99.1 as “FG Group Holdings.”

FGH’s management would caution readers of Exhibit 99.1 that the information provided in the Registration Statement that relates to FGH may not be in the same context as such information will be presented in the FGH 10-K and subsequent filings. Accordingly, FGH’s management would caution readers that the information is being disclosed solely for Regulation FD purposes and that there may be some information disclosed herein that does not materially relate to FGH, and should therefore be read in the context within which it is being provided, as well as to refer to the FGH 10-K and FGH’s subsequent filings when they are filed to see the information in context.

FGH’s management also notes that the Registration Statement includes as exhibits thereto certain forms of agreements that management anticipates will be entered into as part of the separation of SGE from FGH, and that will govern the continuing relationship between FGH and SGE. FGH will file any such agreements to which it is a party as required by the Exchange Act and the requirements thereunder, including with respect to the required timing for such filings.

Forward-looking Statements

This Current Report on Form 8-K, together with the exhibit thereto, contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. In addition, forward-looking statements may be made in press releases, orally, at conferences, on FGH’s website, or otherwise, by or on behalf of FGH. Statements that are not historical are forward-looking and reflect expectations for the future performance of FGH. These statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “intends,” “plans,” “goal,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” These statements involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict and are often beyond FGH’s control. For these statements, FGH claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

You should not place undue reliance on any forward-looking statement and should consider the risks and uncertainties more fully discussed elsewhere in FGH’s public filings, including under Item 1A. Risk Factors of the FGH 10-K and in any of FGH’s subsequent SEC filings for further information about factors that could affect such forward-looking statements.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Regulation FD Disclosure – Excerpts from SGE Registration Statement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FG GROUP HOLDINGS INC.

Date: January 17, 2023	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer